SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2003

WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 914-2500

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are being furnished as part of this Form 8-K:

Exhibit Number	Description
Exhibit 99.1	Press Release issued by Walgreen Co., dated June 23, 2003, announcing the results for the quarter ended May 31, 2003.
Exhibit 99.2	Transcript of Walgreen Co.’s June 23, 2003 Webcast regarding the results for the quarter ended May 31, 2003.
Exhibit 99.3	Financial Statements of Walgreen Co. regarding the results for the quarter ended May 31, 2003.

Item 9. REGULATION FD DISCLOSURE

In accordance with Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information, including exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On June 23, 2003, Walgreen Co. issued a press release announcing financial results for the quarter ended May 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

In addition to the issuance of a press release, Walgreen Co. also conducted a webcast and posted certain financial statements on its website regarding results for the quarter ended May 31, 2003. A transcript of this webcast is attached hereto as Exhibit 99.2, and the financial statements are attached hereto as Exhibit 99.3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.
(Registrant)

By: /s/ David W. Bernauer
David W. Bernauer
Chairman of the Board and Chief Executive Officer

Date: June 23, 2003

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release issued by Walgreen Co., dated June 23, 2003, announcing the results for the quarter ended May 31, 2003.
Exhibit 99.2	Transcript of Walgreen Co.’s June 23, 2003 Webcast regarding the results for the quarter ended May 31, 2003.
Exhibit 99.3	Financial Statements of Walgreen Co. regarding the results for the quarter ended May 31, 2003.